UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 31, 2020
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On July 31, 2020, Elevate Credit, Inc. (the "Company") and certain subsidiaries, consolidated variable interest entities (VIEs) and Victory Park Management, LLC, as administrative agent and collateral agent for the lenders and the holders (in such capacity, the “Agent”) entered into amendments to the following agreements: Fifth Amended and Restated Financing Agreement by and among Rise SPV, LLC; Today Card, LLC; Elevate Credit International Ltd.; and Elevate Credit Service, LLC, as borrowers, the guarantors party thereto, the lenders party thereto, and the Agent ("the VPC Facility"); the Amended and Restated Financing Agreement by and among Elastic SPV, Ltd. as borrower, the guarantors party thereto, the lenders party thereto and the Agent ("the ESPV Facility"); and the Financing Agreement by and among EF SPV, Ltd. as borrower, the guarantors party thereto, the lenders party thereto and the Agent ("the EF SPV Facility" and, together with the VPC Facility and the ESPV Facility, the "Amended Financing Agreements”). In addition, the Company and certain subsidiaries, a VIE and the Agent entered into the Financing Agreement by and among EC SPV, Ltd. as borrower, the guarantors party thereto, the lenders party thereto and the Agent ("the EC SPV Facility"). EC SPV, Ltd. is a third-party SPV created to purchase participations in installment loans originated by banks that license services from the Company.
The Amended Financing Agreements provide for no change in pricing terms or debt covenants and a 25 bps reduction in the cost of funds in 2021 subject to meeting a 2020 net income threshold. The total net commitment of the Amended Financing Agreements has been reduced by $50 million for a combined commitment amount of $835 million and references to the EC SPV Facility have been incorporated into the Amended Financing Agreements.
The EC SPV Facility provides for a total maximum commitment amount of $100 million; a 20% revolver in the first quarter of each year and a 25 bps reduction in the cost of funds in 2021 subject to meeting a 2020 net income threshold; and a maturity date of January 1, 2024. All assets of the Company and EC SPV, Ltd. are pledged as collateral to secure the EC SPV Facility, consistent with the Company’s other financing agreements with the Agent. The EC SPV Facility includes certain financial covenants for the product portfolio underlying the facility, including excess spread requirements, maximum roll rate and charge-off rate levels, and maximum loan-to-value ratios, and certain financial covenants for the Company, consistent with the covenants within the Company’s other financing agreements with the Agent.
The foregoing description of the Amended Financing Agreements and EC SPV Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Financing Agreements and EC SPV Facility, copies of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2020 and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
On August 6, 2020, Elevate Credit, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2020. The full text of the press release, along with the slide presentation to be used during the earnings call on August 6, 2020, are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 above is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 4, 2020, Elevate Credit, Inc. (the "Company") amended the Employment, Confidentiality and Non-Compete Agreement (as amended from time to time, the "Employment Agreement") with Scott Greever, the Company's Executive Vice President, Products. The amendment (i) amends the "Change in Control Period" definition provided in the Employment Agreement to provide that "Change in Control Period" means the period in time that begins three months prior to and ends 24 months after a Change in Control, (ii) provides for additional severance in the form of lump-sum payments equal to (x) 50% of Mr. Greever's annual base salary upon a termination without Cause or resignation for Good Reason during a Change in Control Period and (y) 12 months of COBRA premiums upon any qualifying termination, (iii) provides for a Section 280G "best net" provision, (iv) provides for Company-paid tax preparation assistance and (v) makes other technical changes to the Employment Agreement. These amendments were made to generally provide consistency with the terms of other executive employment agreements within the Company and to align the Employment Agreement with current market practice. The foregoing description of the amendment to the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement and amendments, which will be filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to the Company's quarterly report on Form 10-Q for the period ended June 30, 2020 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 6, 2020.
99.2	Presentation slides for earnings call on August 6, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	August 6, 2020	By:	/s/ Christopher Lutes
Christopher Lutes
Chief Financial Officer